UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): (December 3, 2025)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40574	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC

Item 1.01     Entry into a Material Definitive Agreement.

On December 3, 2025, Synchronoss Technologies, Inc., a Delaware corporation (“Synchronoss” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lumine Group US Holdco, Inc., a Delaware corporation (“Parent”), and Skyfall Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for, subject to the terms and conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger Agreement and the transactions contemplated thereby, including the Merger, were unanimously approved by the Company’s Board of Directors (the “Board”). Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement.

Under the terms of the Merger Agreement, at the Effective Time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding as of immediately prior to the Effective Time (other than Company RSAs (as defined below), Dissenting Company Shares, shares held in the treasury of the Company or shares owned by Parent, Merger Sub or any of their respective subsidiaries) will be cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to $9.00 per share, minus the Company Transaction Expense Overage (as defined below), if any, divided by the total number of Fully Diluted Shares (as defined below) (the “Merger Consideration”). For purposes of calculating the Merger Consideration, (i) “Company Transaction Expense Overage” means any amount of Company Transaction Expenses in excess of $24,400,000; provided that no amount of Company Transaction Expenses in excess of $24,400,000 shall be counted until the aggregate amount of Company Transaction Expenses equals or exceeds $25,620,000, at which point all Company Transaction Expenses in excess of $24,400,000 from the first dollar shall count; and (ii) “Fully Diluted Shares” means (i) the aggregate number of Company Shares issued and outstanding immediately prior to the Effective Time, (ii) the aggregate number of Company Shares underlying the In-the-Money Options (as defined in the Merger Agreement), (iii) the aggregate number of Company RSAs (as defined below) that are outstanding immediately prior to the Effective Time, and (iv) the aggregate number of Company Shares underlying Company PBCUs (as defined below) that are outstanding immediately prior to the Effective Time assuming target performance is satisfied.

At the Effective Time, each option to purchase Company Shares that is outstanding as of the Effective Time, whether vested or unvested (each, a “Company Stock Option”), will be cancelled and converted into the right to receive an amount in cash determined by multiplying (x) the excess, if any, of the Merger Consideration over the applicable exercise price of such option by (y) the number of Company Shares subject to such Company Stock Option, less all applicable deductions and withholdings required by law to be withheld in respect of such payment. Each Company Stock Option with an exercise price per share equal to or greater than the Merger Consideration will be cancelled without consideration. Each Company restricted stock award (each a “Company RSA”) (or any portion thereof) that is outstanding immediately prior to the Effective Time (including any Company RSAs which are subject to performance conditions that have not been satisfied at the Effective Time, which shall be deemed satisfied in accordance with (and to the extent provided by) the terms of the Company Stock Plans and the applicable award agreements in connection with the Merger) will be cancelled at the Effective Time and converted automatically into the right to receive, as soon as practicable after the Effective Time, an amount in cash (without interest) equal to (A) the Merger Consideration multiplied by (B) the number of Company Shares subject to each such Company RSA, less all applicable deductions and withholdings required by law to be withheld in respect of such payment. Each performance-based cash unit and any other cash award denominated in Company Shares subject to the attainment of specified performance goals granted under any of the Company Stock Plans (each a “Company PBCU”) (or any portion thereof) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested (each, an “Outstanding PBCU”), will be cancelled at the Effective Time and converted automatically into the right to receive, as soon as practicable after the Effective Time, an amount in cash equal to (A) the Merger Consideration multiplied by (B) the number of Company Shares subject to each such Outstanding PBCU based on the achievement of the target performance criteria set forth in the applicable award agreement, less all applicable deductions and withholdings required by law to be withheld in respect of such payment.

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, without limitation, the absence of governmental orders resulting, directly or indirectly, in enjoining or otherwise prohibiting or making illegal the consummation of the Merger, the Merger Agreement being adopted by the holders of Company Shares constituting the affirmative vote of the holders of a majority of the outstanding Company Shares entitled to vote on the adoption of the Merger Agreement (the “Requisite Company Vote”), and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other foreign antitrust laws.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with certain exceptions for Superior Proposals.

The Merger Agreement requires the Company to convene a special meeting of stockholders for purposes of obtaining approval of the adoption of the Merger Agreement and to prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement with respect to such meeting.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $7,752,000. Such circumstances include where the Merger Agreement is terminated due to the Company Board’s change or withdrawal of its recommendation in favor of the Merger. Additionally, the Company is obligated to pay the termination fee if (i)(A) either party terminates the Merger Agreement because the Merger has not been consummated on or before the Outside Date (as defined below), (B) the Requisite Company Vote was not obtained at the Stockholders Meeting or any adjournment thereof, or (C) Parent terminates due to the Company breaching its representations, warranties or covenants in a manner that would cause the related closing conditions to not be met, and (ii) (x) an Acquisition Proposal by a Third Party to acquire at least 50.1% of the Company’s stock or assets has been publicly announced and not withdrawn prior to such termination, and (y) within 12 months after such termination the Company enters into a definitive agreement for such an Acquisition Proposal.

In addition to the foregoing termination rights, and subject to certain limitations, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by June 1, 2026, which date may be extended pursuant to the Merger Agreement (the “Outside Date”).

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (a) specifically disclosed in the Company’s filings with the SEC prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

Support Agreement

In connection with the execution of the Merger Agreement, on December 3, 2025, certain of the Company’s stockholders (collectively, the “Supporting Stockholders”), entered into a voting and support agreement (each, a “Support Agreement” and collectively, the “Support Agreements”) with Parent and the Company. The Supporting Stockholders collectively hold over 21% of the voting power of the Company’s capital stock. Under the Support Agreements, the Supporting Stockholders have agreed to vote their shares of capital stock in favor of the adoption of the Merger Agreement and certain other matters, subject to certain terms and conditions contained therein.

The Support Agreements will terminate at the earliest to occur of (i) the (a) time that the Requisite Company Vote has been obtained, (b) Effective Time, or (c) date and time as the Merger Agreement is validly terminated pursuant to the terms thereof, other than under certain circumstances as set for in the Support Agreements, or (d) in the case of a termination of the Merger Agreement in the event of an Adverse Recommendation Change or the Requisite Company Vote not being obtained, but only to the extent the Company has received a Superior Proposal prior to the Company Stockholder Meeting or another Acquisition Proposal has been publicly made prior to the Company Stockholder Meeting, six (6) months following such date as the Merger Agreement being validly terminated or (ii) with respect to any Supporting Stockholder, at the election of such Supporting Stockholder in its sole discretion following any amendment of any term or provision of the original unamended Merger Agreement that reduces the amount or changes the form or type of Merger Consideration, or imposes any conditions, requirements or restrictions on the Supporting Stockholder’s right to receive the consideration payable to such Supporting Stockholder pursuant to the Merger Agreement.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On December 4, 2025, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K with respect to Item 7.01 and Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Additional Information and Where to Find It

In connection with the proposed transaction between Parent and the Company, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synchronoss will mail the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement or any other document that Synchronoss may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SYNCHRONOSS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT SYNCHRONOSS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNCHRONOSS AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by Synchronoss with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Synchronoss’ website (https://synchronosstechnologiesinc.gcs-web.com/) or by writing to Synchronoss’ Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.

Participants in the Solicitation

Synchronoss and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Synchronoss’ stockholders with respect to the Merger. Information about Synchronoss’ directors and executive officers and their ownership of Synchronoss Common Stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 29, 2025. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Merger.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate the Merger. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Synchronoss’ business and the price of the common stock of Synchronoss, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement that contemplates the proposed transaction by the stockholders of Synchronoss and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Synchronoss’ business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Synchronoss and potential difficulties in Synchronoss employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Synchronoss’ ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Synchronoss related to the Merger Agreement or the proposed transaction, and (viii) restrictions during the pendency of the proposed transaction that may impact Synchronoss’ ability to pursue certain business opportunities or strategic transactions. Furthermore, additional or unforeseen effects from the global economic climate, and catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, may amplify many of these risks. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC, and other documents the Company may file with or furnish to the SEC from time to time. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description	Filed Herewith
2.1*	Agreement and Plan of Merger, dated as of December 3, 2025, by and among Synchronoss Technologies, Inc., Lumine Group US Holdco, Inc. and Skyfall Merger Sub Inc.	x
10.1	Form of Voting and Support Agreement by and amount Synchronoss Technologies, Inc., Lumine Group US Holdco, Inc. and the stockholders party thereto.	x
99.1**	Press Release, dated December 4, 2025, issued by the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).	x

*    Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.
**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2025

Synchronoss Technologies, Inc.
/s/ Jeffrey Miller
Name:	Jeffrey Miller
Title:	Chief Executive Officer